UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

TRUE NATURE HOLDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Peachtree Street, Suite 1150 Atlanta, GA 30309
(Address of principal executive offices) (Zip Code)

(844) 383-8689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sale and Issuance of Bridge Note

On September 12, 2019 (the “Power Up1 Issuance Date”), True Nature Holding, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Power Up1 SPA”) with Power Up Lending Group Ltd., a Virginia corporation (“Power Up”), pursuant to which Power Up agreed to purchase a Convertible Promissory Note (the “Power Up1 Note”) in the principal amount of $45,000.00 (the “Power Up1 Loan”). On or about September 14, 2019, the Company received an aggregate of approximately $42,000.00 in net proceeds in exchange for the sale of the Power Up1 Note to Power Up.

The Power Up1 Note entitles Power Up to 12% interest per annum and matures on July 15, 2020. In the event the Company prepays the Power Up1 Note beginning on the Power Up1 Issuance Date through the 180th day following the Power Up1 Issuance Date, the Company must pay Power Up all of the outstanding principal and interest due plus a cash redemption premium ranging from 115% to 140%. After the 180th day following the Power Up1 Issuance Date, there is no further right of prepayment by the Company.

Power Up has no right of conversion under the Power Up1 Note for a period of 180 days commencing on the Power Up1 Issuance Date. In the event the Company has not paid the Power Up1 Loan in full prior to 180 days from the Power Up1 Issuance Date, Power Up may convert all or a portion of the outstanding principal of the Power Up1 Note into shares of the Company’s common stock (the “Common Stock”) at a price per share equal to 61% of the lowest closing price of the Common Stock during the 20 trading day period ending on the last complete trading day prior to the date of conversion. Power Up may not convert the Power Up1 Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the issued and outstanding Common Stock.

The Power Up1 Note contains certain representations, warranties, covenants and events of default including if the Common Stock is suspended or delisted for trading on the OTC marketplace or if the Company is delinquent in its periodic report filings with the SEC. In the event of default, at the option of Power Up, it may consider the Power Up1 Note immediately due and payable.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Power Up1 Note, the Power Up SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Power Up1 Note, the Power Up1 SPA, filed as Exhibits 4.1, 4.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

On October 7, 2019 (the “Power Up2 Issuance Date”), True Nature Holding, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Power Up2 SPA”) with Power Up Lending Group Ltd., a Virginia corporation (“Power Up”), pursuant to which Power Up agreed to purchase a Convertible Promissory Note (the “Power Up2 Note”) in the principal amount of $45,000.00 (the “Power Up2 Loan”). On or about October 15, 2019, the Company received an aggregate of approximately $50,000.00 in net proceeds in exchange for the sale of the Power Up2 Note to Power Up.

The Power Up2 Note entitles Power Up to 12% interest per annum and matures on August 15, 2020. In the event the Company prepays the Power Up2 Note beginning on the Power Up2 Issuance Date through the 180th day following the Power Up2 Issuance Date, the Company must pay Power Up all of the outstanding principal and interest due plus a cash redemption premium ranging from 115% to 140%. After the 180th day following the Power Up2 Issuance Date, there is no further right of prepayment by the Company.

Power Up has no right of conversion under the Power Up2 Note for a period of 180 days commencing on the Power Up2 Issuance Date. In the event the Company has not paid the Power Up2 Loan in full prior to 180 days from the Power Up2 Issuance Date, Power Up may convert all or a portion of the outstanding principal of the Power Up1 Note into shares of the Company’s common stock (the “Common Stock”) at a price per share equal to 61% of the lowest closing price of the Common Stock during the 20 trading day period ending on the last complete trading day prior to the date of conversion. Power Up may not convert the Power Up2 Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the issued and outstanding Common Stock.

The Power Up2 Note contains certain representations, warranties, covenants and events of default including if the Common Stock is suspended or delisted for trading on the OTC marketplace or if the Company is delinquent in its periodic report filings with the SEC. In the event of default, at the option of Power Up, it may consider the Power Up2 Note immediately due and payable.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Power Up2 Note, the Power Up SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Power Up2 Note, the Power Up2 SPA, filed as Exhibits 4.3, 4.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 and in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jim Crone

Effective October 8, 2019 Mr. Jim Crone has resigned all positions with the Company. There were no disagreements with Mr. Crone, and the Company wishes him the best in his future endeavors.

Appointment of Mr. Lawrence Diamond and Ms. Julie R. Smith

Effective October 1, 2019 the Company’s Board of Directors (the “Board”) appointed Mr. Lawrence Diamond as a member of the Board of Directors, and he assumes the position of Chief Executive Officer as of October 8, 2019. On the same day Ms. Julie R. Smith was appointed a member of the Board of Directors, and she will assume the position of President and Chief Operating Officer effective October 8, 2019.

Below is a description of Ms. Smith’s professional work experience.

Ms. Julie Smith, age 54

Ms. Smith was most recently President and CEO for Homewatch Caregivers, LLC from 2015 to 2019, with $150M System Revenue it is a private equity owned, international home care franchisor. She was successful in providing same store growth to +17% by leveraging technology and digital media strategy. From 2009 to 2014 she was Group President for Lincoln Educational Services Corporation where she lead campus and online operations as well as M&A activity, and had approximately 400 direct/indirect reports including Presidents, VP’s, Executive Directors, and Regional Executive Directors. From 2008 to 2009 she was Chief Operating Officer & Executive Vice President at The Princeton Review, a $140M public education corporation serving 100,000 students in 14 countries through a base of 10,000 employees. She was Division President for Alta Colleges from 2002 to 2008, a $275M privately held proprietary educational firm. Prior to 2002 she held several high-level management positions including Chief Operating Officer at Terri’s Home Furnishings, Inc, a $60M home furnishings retailer with 19 company-owned and franchise locations from1999 to 2001. From 1997 to 1999 she was VP of Marketing at Clean-Up Inc. Prior to that she was VP for The Convention and Travel Service of Arizona from 1991 to 1997. From 1988 to 1991 she was a senior manager at Sunmark, Inc., a retail operation with 2,000 employees, 300 units, generating $50M in annual revenue.

Her education includes a Master of International Management Degree from The Thunderbird School of Global Management, Phoenix, AZ Executive MBA Program in 1996, and a Bachelor of Arts, Business Administration from the University of Denver, Daniels College of Business, Denver, Colorado in 1987.

Family Relationships

Ms. Smith does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Ms. Smith reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

Ms. Smith will have the same compensation as other Directors, which includes a stipend of $5,000 per month, which shall accrue until such time as the Board determines that there is sufficient financing to distribute funds. The compensation also includes an award of 1,000,000 shares of restricted common stock, subject to certain reverse vesting conditions. A copy of her Directors Compensation agreement is attached to this filing as Exhibit 10.1.

When Ms. Smith assumes the role of President and COO she will receive a salary of $250,000 per year, which shall accrue until such time as the Board determines that there is sufficient financing to distribute funds. The compensation also includes an additional award of 1,000,000 shares of restricted common stock, subject to certain reverse vesting conditions. Her stipend as a Director will be reduced dollar for dollar by the officer’s salary, effectively eliminated. She will be eligible for any other benefits offered to other employees of similar stature. A copy of her Executive Employment Agreement is attached to this filing as Exhibit 10.2.

Below is a description of Mr. Diamond’s professional work experience.

Ms. Lawrence Diamond, age 56

Most recently Mr. Diamond was Chief Executive Officer at Intelligere, Inc., Minnesota’s largest supplier of interpretation and translation for 73 languages to health care providers. He led all aspects of board management, financing, strategy, operations, sales, customer service, client management, regulatory and information systems with a team of 30 employees and 500+ interpreter contractors, serving 500 clients and delivering 126,000 appointments to 45,000 consumers. Since 2017 he operated his own consulting business, Diamond Consulting, providing consulting to enhance performance for health care businesses through superior strategy, sales, distribution, and marketing. He assisted in raising capital and investing in early-stage companies including areas such as Medicare Advantage ISNP, Home Care SaaS, Digital Security/Facial & Voice Recognition and Radiology/Precision Medicine. From 2014 until 2017 he was EVP and COO for Pointright, Inc., a leading healthcare analytics firm specializing in long-term and post-acute care using predictive analytics for skilled nursing, home health, Medicare & Medicaid payers, hospitals, and ACOs. EVP, He led all aspects of operations, planning, sales, client implementation, customer service, clinical support and product management with 7 direct reports & team of 35 across the US. He was EVP for Business Development & Sales at Insignia Health from 2013 to 2014, a population health engagement provider of the validated program (PAM) and SaaS-based population health-coaching tool that delivers improved care quality, cost, and consumer participation. From 2004 to 2012 he as employed at American Telecare, Inc., as General Manager, Telemedicine Stethoscope / Vice President, Business Development. The company is known as innovators of telemedicine enabled clinical services and medical devices that improve cost and quality. From 2003 to 2004 he was Vice President at Abbott/Corsolutions, Inc., where he led the development of the United Health Group relationship, established distribution agreements, operational interfaces, and joint selling processes. From 2000 to 2003 he was Vice President, General Manager, Healthcare Business Unit Led strategic planning, marketing, and sales for e-prescribing, clinical Rx trials, & E-health verticals for Ubiquio Corporation, Inc. which was acquired by Mobile Planet. He was Vice President, Director & Manager in Medicare Advantage. Health Plan Operations, Pharmacy Management and M&A for United Heathcare from 1992 until 2000. He began his professional career at Merrill Lynch, as a Financial Consultant in the Private Client Banking group wining clients PepsiCo and USA Network.

His education includes an M.B.A., Marketing & Finance from The Carlson School of Management, University of Minnesota, MN awarded in 1992. In 1985 he received a B.S., Business Administration, Robbins School of Business, University of Richmond, VA.

Family Relationships

Diamond does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Diamond reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

Mr. Diamond will have the same compensation as other Directors, which includes a stipend of $5,000 per month, which shall accrue until such time as the Board determines that there is sufficient financing to distribute funds. The compensation also includes an award of 1,000,000 shares of restricted common stock, subject to certain reverse vesting conditions. A copy of his Directors Compensation agreement is attached to this filing as Exhibit 10.3.

When Mr. Diamond assumes the role of CEO he will receive a salary of $250,000 per year, which shall accrue until such time as the Board determines that there is sufficient financing to distribute funds. The compensation also includes an additional award of 1,000,000 shares of restricted common stock, subject to certain reverse vesting conditions. His stipend as a Director will be reduced dollar for dollar by the officer’s salary, effectively eliminated. He will be eligible for any other benefits offered to other employees of similar stature. A copy of his Executive Compensation Agreement is attached to this filing as Exhibit 10.4.

Item 7.01	Regulation FD Disclosure.

On October 3, 2019, True Nature Holding, Inc. (the “Company”) distributed a press release announcing the addition of Ms. Julie R. Smith to its Board and management team. A copy is attached herein as Exhibit 99.1

On October 7, 2019, True Nature Holding, Inc. (the “Company”) distributed a press release announcing the addition of Mr. Lawrence Diamond to its Board and management team. A copy is attached herein as Exhibit 99.2.

Item 8.01	Other Events.

In conjunction with the addition new members to the management team the company is undergoing a streamlining of its organization and has eliminated the position of Business Development Coordinator. It expects to integrate other staff as acquisitions are completed and assimilated, both domestically and with regard to its international plans.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1   Powerup Note1 dated September 12, 2019

4.2   Powerup Securities Purchase Agreement dated September 12, 2019

4.3   Powerup Note2 dated October 7, 2019

4.4   Powerup Securities Purchase Agreement dated October 7, 2019

10.1 Director Compensation Agreement with Ms. Julie R. Smith, effective October 1, 2019

10.2 Executive Employment Agreement with Ms. Julie R. Smith, effective October 8, 2019

10.3 Director Compensation Agreement with Mr. Lawrence Diamond, effective October 1, 2019

10.4 Executive Employment Agreement with Mr. Lawrence Diamond, effective October 8, 2019

99.1 Press Release regarding Ms. Julie R. Smith dated October 3, 2019

99.2 Press Release regarding Mr. Lawrence Diamond dated October 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NATURE HOLDING, INC.

Date: October 16, 2019	By:	/s/ Julie R. Smith
Julie R. Smith
President, Chief Operating Officer

	By:	/s/ Lawernce Diamond
Lawrence Diamond
Chief Executive Officer and Interim Chief Financial Officer